Exhibit 99.2


               AMPCO-PITTSBURGH CORPORATION

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Ampco-Pittsburgh Corporation (the "Corporation") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marliss D. Johnson, Vice President, Controller and Treasurer of the Corporation, certify to my knowledge, pursuant to 18 U.S.C. Section 1350 (including subsections (a) (b) and
(c) thereof), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of
               section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.










s/Marliss D. Johnson
Marliss D. Johnson
Vice President, Controller and Treasurer
November 14, 2002